Exhibit 10.1

EXECUTION

TRANSITION AGREEMENT

This TRANSITION AGREEMENT (this “Agreement”), dated as of April 19, 2024, is made by and between Archer-Daniels-Midland Company, a Delaware corporation (the “Company”), and Vikram Luthar (on behalf of himself and his heirs, executors, administrators, successors, and assigns (collectively, referred to throughout this Agreement as the “ADM Colleague”)), for good and valuable consideration.

1.

Transition Period: Subject to the terms of this Agreement and provided that the ADM Colleague signs and returns this Agreement to the Company within twenty-one (21) days after the date the ADM Colleague receives it and this Agreement becomes effective without revocation (as contemplated by Paragraph 5 of this Agreement):

a.

The ADM Colleague will resign his employment with the Company and its affiliates as of the close of business on September 30, 2024; provided, however, the ADM Colleague’s employment with the Company and its affiliates may cease on an earlier date if mutually agreed between the ADM Colleague and the Company, or due to the cessation of the ADM Colleague’s employment due to death, disability, earlier resignation (on a date that is not mutually agreed), or pursuant to Paragraph 1(c) of this Agreement (the date of cessation of employment, the “Set Date”). Effective as of the close of business on the date of this Agreement as first set forth above (the “Transition Date”) until the Set Date (such period, taking into account any acceleration of the Set Date from September 30, 2024, the “Transition Period”), the ADM Colleague shall (i) continue to remain employed by the Company in a non-executive position and be available to assist the Company and provide transitional support as the Company may reasonably request; and (ii) be subject to the terms of Paragraph 7(c) below; provided that, during the Transition Period, the ADM Colleague will not report to the workplace in the same manner as applied immediately prior to the Transition Date. Effective as of the Transition Date, the ADM Colleague hereby resigns from all executive positions with the Company and, as applicable, its affiliates, and effective as of the Set Date, the ADM Colleague will resign from his employment with the Company and its affiliates in all capacities. The ADM Colleague hereby agrees that no further action is required by the ADM Colleague to effectuate the resignations provided for in this Paragraph 1.

b.

During the Transition Period (or such shorter period as permitted by the terms of the applicable plan), the Company will continue to pay the ADM Colleague’s current prorated base salary, less required and authorized withholdings and deductions, and the ADM Colleague will continue to be eligible to participate in any available broad-based Company employee welfare benefit and tax-qualified retirement plans, and in non-qualified plans and benefits, in which the ADM Colleague participated as of immediately prior to the Transition Date, subject to and in accordance with their terms as in effect or amended from time to time. In addition, the ADM Colleague shall be entitled to receive the payments and benefits set forth under the heading “Current Benefits” on Attachment A to this Agreement (collectively, the “Current Benefits”). The ADM Colleague will not be eligible for or entitled to any additional equity incentive awards. The ADM Colleague has previously submitted all requests to the Company for expense reimbursements and all have been satisfied. Any requests submitted thereafter with respect to the period prior to the Transition Date shall not be eligible for reimbursement, except as required by applicable law. The ADM Colleague further agrees that he shall not earn or accrue any vacation time or other paid leave during the Transition Period, unless required by applicable law.

c.

Notwithstanding the provisions of this Paragraph 1, the Company may accelerate the ADM Colleague’s Set Date to (and thus the Transition Period will end on) a date prior to the Set Date that is designated by the Company if the ADM Colleague fails to comply with any of his obligations under this Agreement or the equity award agreements to which the ADM Colleague is a party (the “Equity Award Agreements”), including, without limitation, in this Paragraph 1 and Paragraphs 7 and 8), or otherwise engages (or is determined to have previously engaged) in any conduct that would constitute Cause as defined below. In such event, the ADM Colleague will not be entitled to any of the payments and benefits under this Agreement and will only be entitled to that portion of the base salary in Paragraph 1(b) of this Agreement that the ADM Colleague accrues but is unpaid prior to the accelerated Set Date. For purposes of this Agreement, “Cause” shall have the meaning set forth in the Equity Award Agreements.

d.

The ADM Colleague agrees that he will not make any internal or external announcements regarding his employment with and resignation from the Company prior to the completion of the Company’s formal internal or external announcement(s) regarding the same; provided that, following the Company’s completion of such announcement(s), the ADM Colleague may discuss his employment status consistent with the Company’s announcement(s) as long as the ADM Colleague does not violate any provision of this Agreement or any other agreement between the ADM Colleague and the Company.

e.

The ADM Colleague will continue to be indemnified by the Company consistent with the Company’s organizational documents and the undertaking between the Company and the ADM Colleague, dated February 27, 2024.

2.

Post-Resignation: As consideration for the ADM Colleague (a) signing this Agreement (and it becoming effective in accordance with Paragraph 5 of this Agreement) and complying with its terms; and (b) signing the Supplemental Release attached as Attachment B (the “Supplemental Release”) (and it becoming effective in accordance with Paragraph 5 of the Supplemental Release), the Company will pay or provide the ADM Colleague the payments and benefits under the heading “Post-Resignation Benefits” set forth on Attachment A to this Agreement (the “Post-Resignation Benefits”), subject to the terms and conditions of this Agreement, including Attachment A.

3.	General Release and Waiver:

a.

In exchange for the payments and benefits under this Agreement that the ADM Colleague is not otherwise entitled to, the ADM Colleague releases and waives on behalf of himself and his heirs, administrators, executors and assigns, all claims, complaints and causes of action against the Company and any of its predecessors, parents, subsidiaries, affiliates, officers, partners, directors, shareholders, agents, employees, attorneys, successors and assigns (individually and in their representative capacities) (collectively, “Released Parties”), known or unknown, that the ADM Colleague has had, ever had or may ever have, against the Released Parties at any time on or prior to the date the ADM Colleague signs this Agreement.

These released and waived claims include, but are not limited to, those arising out of or in any manner relating to the ADM Colleague’s employment by the Company or the termination of his employment, including, without limitation, any claim under any of the following statutes or orders: Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Americans with Disabilities Act, the National Labor Relations Act, local, state or federal law relating to employee leaves, the Workers Adjustment and

Retraining Notification Act, any state or local fair employment laws (including, without limitation, the Illinois Human Rights Act, the Minnesota Human Rights Act, the Massachusetts Fair Employment Practices Act (Mass. G.L. 151B), the West Virginia Human Rights Act, the New Jersey Wage Payment Law, the New Jersey Family Leave Act, the New Jersey Law Against Discrimination and the New Jersey Conscientious Employee Protection Act), any state or federal whistleblower laws, state wage payment and wage claim statutes or any other federal, state or local statute, rule, ordinance, or regulation, as well as any claims under common law for tort, contract, or wrongful discharge.

b.

If the ADM Colleague works or resides in California, Montana, North Dakota or South Dakota, the ADM Colleague expressly releases and waives the benefit of North Dakota Century Code Section 9-13-02, South Dakota Codified Laws Section 20-7-11, and Section 1452 of the California Civil Code, that latter of which provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

c.

Nothing in this Agreement is intended to waive the ADM Colleague’s claims (i) for unemployment or workers’ compensation benefits; (ii) for vested rights under ERISA-covered employee benefit plans as applicable on the date the ADM Colleague signs this Agreement; (iii) that may arise after signing this Agreement; (iv) that cannot be released by private agreement; or (v) for the payment and benefits and the rights to indemnification as set forth in the Agreement.

d.

The ADM Colleague confirms that the ADM Colleague has not made any claim factually founded on any allegation of discrimination, harassment or retaliation, and that none of the payments in this Agreement relate to any such asserted claim (but the ADM Colleague still waives and releases any such potential claim(s) against the Company that the ADM Colleague could have asserted or ever had, if any).

4.

ADM Colleague Confirmations and Representations: The ADM Colleague confirms that he: (a) has reported to the Company any and all work-related injuries incurred by the ADM Colleague during his employment with the Company; (b) has been properly provided any leave of absence because of his or a family member’s health condition and has not been subjected to any improper treatment, conduct or actions due to a request for or taking such leave; (c) has provided the Company with written notice of any and all concerns regarding suspected ethical and compliance issues or violations on the part of the Company or any other Released Party; (d) subject to Paragraph 6 of this Agreement, has not filed any complaints, claims, or actions against the Company or any other Released Party; (e) is the sole owner of the claims released herein and has not transferred any such claims to anyone else; and (f) has the full right to grant the releases and agreements in this Agreement.

5.

Agreement Review: THE ADM COLLEAGUE ACKNOWLEDGES, UNDERSTANDS, AND AGREES THAT: (a) THE ADM COLLEAGUE HAS READ AND UNDERSTANDS THE TERMS AND EFFECT OF THIS AGREEMENT; (b) THE ADM COLLEAGUE RELEASES AND WAIVES CLAIMS UNDER THE RELEASE CONTAINED IN THIS AGREEMENT KNOWINGLY AND VOLUNTARILY, IN EXCHANGE FOR CONSIDERATION IN ADDITION TO ANYTHING OF VALUE TO WHICH THE ADM COLLEAGUE ALREADY IS ENTITLED; (c) THE ADM COLLEAGUE HEREBY IS AND HAS BEEN ADVISED TO HAVE THE ADM COLLEAGUE’S ATTORNEY REVIEW THIS AGREEMENT BEFORE

SIGNING IT; (d) THE ADM COLLEAGUE HAS UP TO TWENTY-ONE (21) DAYS IN WHICH TO CONSIDER WHETHER TO EXECUTE THIS AGREEMENT; AND (e) WITHIN SEVEN (7) DAYS (OR FIFTEEN (15) DAYS IF THE ADM COLLEAGUE IS A MINNESOTA EMPLOYEE OR RESIDENT) AFTER THE DATE ON WHICH THE ADM COLLEAGUE SIGNS THIS AGREEMENT, THE ADM COLLEAGUE MAY REVOKE THE AGREEMENT UPON WRITTEN NOTICE TO GENERAL COUNSEL, ARCHER-DANIELS-MIDLAND COMPANY, 77 WEST WACKER DRIVE, SUITE 4600, CHICAGO, IL 60601. THE ADM COLLEAGUE UNDERSTANDS THAT THIS AGREEMENT WILL NOT BE EFFECTIVE UNTIL AFTER THE ABOVE-STATED REVOCATION PERIOD HAS EXPIRED (WITHOUT ANY REVOCATION BY THE ADM COLLEAGUE), AND THE ADM COLLEAGUE WILL NOT RECEIVE THE CURRENT BENEFITS OR BE ELIGIBLE TO RECEIVE THE POST-RESIGNATION BENEFITS UNLESS, AND UNTIL AFTER, THE RELEASE IS EFFECTIVE. THE ADM COLLEAGUE AGREES WITH THE COMPANY THAT ANY CHANGES, WHETHER MATERIAL OR IMMATERIAL, WILL NOT RESTART THE RUNNING OF THE TWENTY-ONE (21)-DAY CONSIDERATION PERIOD. THE ADM COLLEAGUE HAS NOT BEEN ASKED BY THE COMPANY TO SHORTEN HIS TIME-PERIOD FOR CONSIDERATION OF WHETHER TO SIGN THIS AGREEMENT.

If this Agreement is revoked by the ADM Colleague, this Agreement will not be effective and will be void ab initio, the ADM Colleague will not be eligible for and will forfeit the payments and benefits provided under this Agreement, including the Current Benefits and the Post-Resignation Benefits, and the ADM Colleague’s employment with the Company and its affiliates in all capacities will cease effective immediately as of the date of revocation, without the need for further action by the Company or the ADM Colleague.

6.

No Interference with Rights: The ADM Colleague understands that nothing in this Agreement prevents him from filing a charge or complaint with the Equal Employment Opportunity Commission, National Labor Relations Board, the Securities and Exchange Commission, or any other any federal, state or local agency charged with the enforcement of any laws (“Government Agencies”) or from exercising rights under Section 7 of the National Labor Relations Act to engage in joint activity with other employees (including concerning alleged or suspected criminal conduct or unlawful employment practices (which includes for discrimination, harassment or retaliation)). The ADM Colleague further understands that this Agreement does not limit the ADM Colleague’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency or from requesting or receiving confidential legal advice. In addition, nothing limits the ADM Colleague’s right to receive an award for information provided to the Securities and Exchange Commission or any other securities regulatory agency in connection with permitted whistleblower disclosure.

7.	Confidentiality; Return of Company Property; Cooperation:

In consideration for the payments and benefits, including the Post-Resignation Benefits, being offered to the ADM Colleague pursuant to this Agreement, the ADM Colleague agrees to the following obligations, which the ADM Colleague agrees are reasonable, necessary to protect the legitimate business interests of the Company and its affiliates, and do not unduly burden the ADM Colleague:

a.

Confidential Information. The Non-Disclosure Agreement signed by the ADM Colleague (the “NDA”) shall remain in full force and effect in accordance with its terms. Nothing in the NDA or this Agreement, however, will prohibit the ADM Colleague from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission or making other disclosures that are protected under the whistleblower provisions of federal law or regulation, including under Section 21F of the Securities Exchange Act of 1934, or as otherwise provided in Paragraph 6 of this Agreement.

b.

Return of Company Property. The ADM Colleague agrees that he has returned to the Company prior to the date hereof, (i) any and all documents, files, materials, records and other items in his possession or control belonging to the Company or containing Confidential Information relating to the Company or its affiliates; and (ii) any identification or credit cards, keys or other access equipment, laptops, computers, tablets, telephones, equipment or devices and other such items owned by the Company or its affiliates or within his possession. For purposes of this Agreement, “Confidential Information” has the same definition as is contained in the ADM Colleague’s Non-Disclosure Agreement. By signing this Agreement, the ADM Colleague certifies that he has delivered to the Company all Confidential Information on his home and/or personal computer drives and from any other personal electronic, digital or magnetic storage devices. As an exception to the terms of this Paragraph 7(b), ADM Colleague may retain (i) information relating solely to the ADM Colleague’s personal compensation and benefits, and (ii) documents and emails that the ADM Colleague’s personal legal counsel has instructed ADM Colleague to retain in order to comply with preservation instructions.

c.

Cooperation. The ADM Colleague also agrees to reasonably cooperate with the Company in connection with any matter with which the ADM Colleague was involved or any existing or potential claim, investigation, administrative proceeding, lawsuit or other legal or business matter that arose during or involves facts relating to the ADM Colleague’s period of employment by the Company, as reasonably requested by the Company. The term “cooperate” does not mean that the ADM Colleague must provide information favorable to the Company; only that the ADM Colleague will make himself available to the Company for interviews and factual investigations, appearing at the Company’s request to give truthful testimony or information to any court or governmental entity, without requiring service of a subpoena or other legal process, providing to the Company requested information and documents, and promptly executing and/or delivering whatever truthful acknowledgements, instruments, certificates, and other documents may reasonably be requested by the Company.

d.

Non-disparagement. The ADM Colleague will refrain from all conduct, verbal or otherwise, that disparages or damages the reputation, goodwill, or standing in the community of the Company, the current and former members of the Company’s board of directors and the current and former employees of the Company and its affiliates. Nothing in this Agreement, however, is intended to or shall prohibit the ADM Colleague from providing truthful information to any court or governmental entity or to any person or organization in response to legal process or otherwise as required by law.

e.

Blue Pencil. If any provision of this Paragraph 7 is determined by a court of competent jurisdiction to be unenforceable in any respect, then such provision shall be deemed limited and restricted to the maximum extent that the court shall deem the provision to be enforceable, or, in the event that this is not possible, the provision shall be severed and all remaining provisions shall continue in full force and effect.

f.

Remedies. The ADM Colleague acknowledges that a violation of the obligations set forth in this Paragraph 7 would cause irreparable damage to the Company, and that in the event of a breach or threatened breach, the Company would be entitled to injunctive relief, without the posting of any bond, in addition to and without limiting any other such relief as may be appropriate at law or in equity. The ADM Colleague and the Company expressly agree that, if the ADM Colleague breaches this Agreement at any time after the Company has paid to (or on behalf of) the ADM Colleague the benefits set forth in this Agreement, then the Company shall be entitled to repayment of the gross amounts received by the ADM Colleague and shall be entitled to its reasonable attorney’s fees and costs should it be required to attempt to collect such amounts from the ADM Colleague. The ADM Colleague agrees that the foregoing will not invalidate this Agreement or the Supplemental Release, and acknowledges that the ADM Colleague will continue to be bound by the terms of this Agreement and the Supplemental Release. Nothing in this Agreement shall limit or prevent the Company from pursuing any other or additional remedies that it may have if at any time it is determined that there was any misconduct by the ADM Colleague or a basis to terminate the ADM Colleague for cause, and, in such event, the Company may recoup or cause to be forfeited the Current Benefits and the Post-Resignation Benefits. The ADM Colleague and any amounts or benefits previously paid or provided to the ADM Colleague, including the Current Benefits and the Post-Resignation Benefits, shall remain subject to the Company’s policies and procedures, including the Company’s Compensation Recovery Policy.

8.

Additional Obligations and Acknowledgments: Except as required by law and as otherwise provided in this Agreement (including Attachment A), the ADM Colleague acknowledges that he is not entitled to and will not receive any other compensation, payments, benefits or recovery of any kind from the Company or any other Released Party. In the event of any claim of any kind involving any claim released and waived by the ADM Colleague in this Agreement or the Supplemental Release, the ADM Colleague waives and agrees not to accept any money or other personal relief on account of such claim for any actual or alleged personal injury or damages to the ADM Colleague (including, without limitation, attorneys’ fees and costs incurred by or on behalf of the ADM Colleague).

9.

Tax Withholding and Section 409A: All amounts and benefits payable under this Agreement shall be reduced by any and all required or authorized withholding and deductions. It is intended that the amounts payable under this Agreement will be exempt from or, if applicable, comply with Section 409A of the Internal Revenue Code of 1986, as amended.

10.	Miscellaneous Provisions:

a.

This Agreement is to be construed in accordance with the laws of the State of Illinois. Any dispute under this Agreement shall be commenced and maintained exclusively before any appropriate state court of record in Cook County, Illinois, or the United States District Court for the Northern District of Illinois, Eastern Division, and the parties hereby submit to the jurisdiction of such courts and waive any right to challenge or otherwise object to personal jurisdiction or venue in any action commenced or maintained in such courts.

b.	Nothing in this Agreement is intended to or will be construed as an admission by the Company or any of the other Released Parties of any liability or wrongdoing.

c.

If any provision of this Agreement is held to be unenforceable, illegal or invalid (after any modification pursuant to Paragraph 7 of this Agreement), such provision shall be fully severable from this Agreement and this Agreement shall be construed and enforced as if such unenforceable, illegal or invalid provision was never a part of this Agreement.

d.

This Agreement (including Attachment A and the Supplemental Release) sets forth the entire agreement between the ADM Colleague and the Company and the Released Parties, provided that nothing in this Agreement shall limit or release the ADM Colleague from any other obligations regarding confidentiality, intellectual or other property, or post-employment competitive activities that the ADM Colleague has or may have to Company or any of its affiliates (including, without limitation, in any equity award agreement). In agreeing to the terms of this Agreement, the ADM Colleague is not relying on any promises (whether written or oral) that are not included in this Agreement. Notwithstanding the foregoing and any other language in this Agreement, this Agreement does not supersede or preclude the enforceability of any restrictive covenant provision contained in any prior agreement entered into by the ADM Colleague. Further, no prior restrictive covenant supersedes or precludes the enforceability of any provision contained in this Agreement.

e.

The parties further agree that no waiver of any breach of any provision of this Agreement by the Company shall be effective unless it is in writing and no waiver shall be construed to be a waiver of any succeeding breach or as a modification of any provision of this Agreement. This Agreement only may be modified in a writing signed by an authorized representative of the Company.

f.

This Agreement may be assigned by the Company to any affiliate of the Company or any person or entity that acquires all or substantially all of the assets, stock or business of the Company or any discretion portion thereof. Subsidiaries and other affiliates of the Company are third party beneficiaries of this Agreement and may enforce this Agreement without consent or agreement by the ADM Colleague.

This Agreement can be executed in two counterparts that may be delivered electronically by pdf or via DocuSign, each of which will be considered an original, and both of which together will constitute one and the same instrument. The Paragraph headings used herein are for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

The ADM Colleague has read and understands this Agreement set forth above, and agrees to be bound by the terms of this Agreement.

ADM COLLEAGUE		Archer-Daniels-Midland Company

Name: Vikram Luthar		Signature:	/s/ J. Weber

Signature:	/s/ Vikram Luthar	Name: Jennifer Weber
Employee ID No.:		Title: Chief People Officer
Date: April 19, 2024		Date: April 19, 2024

[Signature page to Transition Agreement]

ATTACHMENT A

Subject to the terms of this Agreement, including (i) the occurrence of the effective date of this Agreement (as contemplated by Paragraph 5 of this Agreement), in the case of the Current Benefits below, and (ii) following the Set Date, the occurrence of the effective date of the Supplemental Release (as contemplated by Paragraph 5 of the Supplemental Release), in the case of the Post-Resignation Benefits, and the ADM Colleague’s continuing compliance with this Agreement and the terms of the applicable Equity Award Agreements, the ADM Colleague shall receive (or be eligible to receive) the payments and benefits set forth below:

Current Benefits

2023 PIP Award. A lump-sum cash payment equal to $743,419, to be paid no later than thirty (30) days following the effective date of this Agreement (as contemplated by Paragraph 5 of this Agreement).

Settlement of 2021 PSUs. Vesting of 7,318 shares of Company common stock in full satisfaction of the PSUs granted to the ADM Colleague on February 11, 2021, with such shares to be settled no later than thirty (30) days following the effective date of this Agreement (as contemplated by Paragraph 5 of this Agreement).

Post-Resignation Benefits

Retirement Eligibility for Outstanding Equity Awards. The ADM Colleague shall be eligible for retirement treatment for purposes of the outstanding equity awards set forth below:

Grant Date	Vested / Unvested Shares	Exercise Price	Treatment
Stock Options
2/11/2016	28,366 vested	$33.18	Exercisable through the scheduled expiration date (2/11/2026).
RSUs
2/09/2023	11,300 unvested	N/A	Continue to be eligible to vest on the original schedule.
4/11/2022	6,743 unvested	N/A
2/10/2022	4,171 unvested	N/A
PSUs (shown at target)
2/09/2023	25,683 unvested	N/A	Continue to be eligible to vest and be earned based on achievement of performance metrics at the end of the performance period.
4/11/2022	10,114 unvested	N/A
2/10/2022	6,257 unvested	N/A

Eligible for Prorated 2024 PIP Award. With respect to the 2024 performance year, subject to the ADM Colleague’s continued employment through September 30, 2024 or such earlier date on or after July 1, 2024 as the parties mutually agree (such date, the “PIP Proration Date”), the ADM Colleague will be eligible to receive a prorated annual bonus (“2024 PIP”) based on a target bonus opportunity of 75% (excludes 25% for the individual performance factor) of the Base Salary (such target opportunity equal to $581,250), with the amount of such 2024 PIP award to be determined by the Company’s Compensation and Succession Committee based on the level of achievement of the applicable performance metrics, which amount will be prorated based on the number of days from January 1, 2024 through the PIP Proration Date. Any such 2024 PIP award will be payable at such time as the Company pays annual bonuses to executive officers generally.

Attachment A-1

ATTACHMENT B

SUPPLEMENTAL RELEASE

The ADM Colleague whose name and signature is affixed below (the “ADM Colleague”) and Archer-Daniels-Midland Company (the “Company”), a Delaware corporation, hereby enter into this Supplemental Release (this “Release”) in accordance with the Transition Agreement between the Company and the ADM Colleague (the “Agreement”). Capitalized terms not expressly defined in this Release shall have the meanings set forth in the Agreement:

1.

The ADM Colleague understands and agrees that the ADM Colleague’s execution of this Release as set forth in Paragraph 2 of the Agreement, is among the conditions precedent to the Company’s obligation to provide payments or benefits contained under the heading “Post-Resignation Benefits” on Attachment A of the Agreement (the “Post-Resignation Benefits”) under the Agreement. The Company will provide such payments or benefits in accordance with the terms of the Agreement once the conditions set forth therein and in this Release have been met.

2.

In exchange for the Post-Resignation Benefits that the ADM Colleague is not otherwise entitled to, the ADM Colleague releases and waives on behalf of himself and his heirs, administrators, executors and assigns, all claims, complaints and causes of action against the Company and any of its predecessors, parents, subsidiaries, affiliates, officers, partners, directors, shareholders, agents, employees, attorneys, successors and assigns (individually and in their representative capacities) (collectively, “Released Parties”), known or unknown, that the ADM Colleague has had, ever had or may ever have, against the Released Parties at any time on or prior to the date the ADM Colleague signs this Release.

3.

The ADM Colleague, and anyone claiming through the ADM Colleague or on the ADM Colleague’s behalf, hereby waive and release the Company and the other Released Parties with respect to any and all claims, including, but not limited to, those arising out of or in any manner relating to the ADM Colleague’s employment by the Company or the termination of his employment, including, without limitation, any claim under any of the following statutes or orders: the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Americans with Disabilities Act, the National Labor Relations Act, local, state or federal law relating to employee leaves, the Workers Adjustment and Retraining Notification Act, any state or local fair employment laws (including, without limitation, the Illinois Human Rights Act, the Minnesota Human Rights Act, the Massachusetts Fair Employment Practices Act (Mass. G.L. 151B), the West Virginia Human Rights Act, the New Jersey Wage Payment Law, the New Jersey Family Leave Act, the New Jersey Law Against Discrimination and the New Jersey Conscientious Employee Protection Act), any state or federal whistleblower laws, state wage payment and wage claim statutes or any other federal, state or local statute, rule, ordinance, or regulation, as well as any claims under common law for tort, contract, or wrongful discharge. If the ADM Colleague works or resides in California, Montana, North Dakota or South Dakota, the ADM Colleague expressly releases and waives the benefit of North Dakota Century Code Section 9-13-02, South Dakota Codified Laws Section 20-7-11, and Section 1452 of the California Civil Code, that latter of which provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor.” Nothing in this Release is

Attachment B-1

intended to waive the ADM Colleague’s claims (i) for unemployment or workers’ compensation benefits; (ii) for vested rights under ERISA-covered employee benefit plans as applicable on the date the ADM Colleague signs this Release; (iii) that may arise after signing this Release; (iv) that cannot be released by private agreement; or (v) for the Post-Resignation Benefits or the rights to indemnification as set forth in the Agreement. The ADM Colleague confirms that the ADM Colleague has not made any claim factually founded on any allegation of discrimination, harassment or retaliation, and that none of the payments in this Agreement relate to any such asserted claim (but the ADM Colleague still waives and releases any such potential claim(s) against the Company that the ADM Colleague could have asserted or ever had, if any).

4.

Subject to Paragraph 7 below, the ADM Colleague confirms that the ADM Colleague has not filed any legal or other proceeding(s) against any of the Released Parties (provided, however, that the ADM Colleague need not disclose, and the foregoing confirmation does not apply to, conduct or matters described in Paragraph 7 below), is the sole owner of and has not transferred the claims released herein, and has the full right to grant the releases and agreements in this Release. In the event of any further proceedings based upon any released matter, none of the Released Parties shall have any further monetary or other obligation of any kind to the ADM Colleague, and the ADM Colleague hereby waives any such monetary or other recovery.

5.

THE ADM COLLEAGUE ACKNOWLEDGES, UNDERSTANDS, AND AGREES THAT: (a) THE ADM COLLEAGUE HAS READ AND UNDERSTANDS THE TERMS AND EFFECT OF THIS RELEASE; (b) THE ADM COLLEAGUE RELEASES AND WAIVES CLAIMS UNDER THIS RELEASE KNOWINGLY AND VOLUNTARILY, IN EXCHANGE FOR CONSIDERATION IN ADDITION TO ANYTHING OF VALUE TO WHICH THE ADM COLLEAGUE ALREADY IS ENTITLED; (c) THE ADM COLLEAGUE HEREBY IS AND HAS BEEN ADVISED TO HAVE THE ADM COLLEAGUE’S ATTORNEY REVIEW THIS RELEASE BEFORE SIGNING IT; (d) THE ADM COLLEAGUE HAS UP TO TWENTY-ONE (21) DAYS IN WHICH TO CONSIDER WHETHER TO EXECUTE THIS RELEASE; AND (e) WITHIN SEVEN (7) DAYS (OR FIFTEEN (15) DAYS IF THE ADM COLLEAGUE IS A MINNESOTA EMPLOYEE OR RESIDENT) AFTER THE DATE ON WHICH THE ADM COLLEAGUE SIGNS THIS RELEASE, THE ADM COLLEAGUE MAY REVOKE THE RELEASE UPON WRITTEN NOTICE TO GENERAL COUNSEL, ARCHER-DANIELS-MIDLAND COMPANY, 77 WEST WACKER DRIVE, SUITE 4600, CHICAGO, IL 60601. THE ADM COLLEAGUE UNDERSTANDS THAT THIS RELEASE WILL NOT BE EFFECTIVE UNTIL AFTER THE ABOVE-STATED REVOCATION PERIOD HAS EXPIRED (WITHOUT ANY REVOCATION BY THE ADM COLLEAGUE), AND THE ADM COLLEAGUE WILL RECEIVE NO POST-RESIGNATION BENEFITS UNLESS, AND UNTIL AFTER, THE RELEASE IS EFFECTIVE. THE ADM COLLEAGUE AGREES WITH THE COMPANY THAT ANY CHANGES, WHETHER MATERIAL OR IMMATERIAL, WILL NOT RESTART THE RUNNING OF THE TWENTY-ONE (21)-DAY CONSIDERATION PERIOD. THE ADM COLLEAGUE HAS NOT BEEN ASKED BY THE COMPANY TO SHORTEN HIS TIME-PERIOD FOR CONSIDERATION OF WHETHER TO SIGN THIS RELEASE.

Attachment B-2

6.

Except as required by law, and except as otherwise provided in Paragraph 7 below, the ADM Colleague will not disclose the existence or terms of this Release to anyone except the ADM Colleague’s accountants, attorneys and spouse (and will ensure that all such persons comply with this confidentiality provision). Nothing in this Release is intended to or shall be construed as an admission by any of the Released Parties that any of them violated any law, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to the ADM Colleague or otherwise. The Released Parties expressly deny any such illegal or wrongful conduct. This Release and the Agreement (including its Attachment A) are the entire agreement of the parties regarding the matters described in such agreements and supersede any and all prior and/or contemporaneous agreements, oral or written, between the parties regarding such matters. This Release is governed by Illinois law, may be signed in counterparts and delivered electronically by pdf, and may be modified only by a writing signed by all parties.

7.

The ADM Colleague understands that nothing in this Release prevents him from filing a charge or complaint with the Equal Employment Opportunity Commission, National Labor Relations Board, the Securities and Exchange Commission, or any other any federal, state or local agency charged with the enforcement of any laws (“Government Agencies”) or from exercising rights under Section 7 of the National Labor Relations Act to engage in joint activity with other employees (including concerning alleged or suspected criminal conduct or unlawful employment practices (which includes for discrimination, harassment or retaliation)). The ADM Colleague further understands that this Release does not limit the ADM Colleague’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency or from requesting or receiving confidential legal advice.

8.

Nothing contained in this Release shall release the ADM Colleague from his obligations under the Agreement or any other agreement between the ADM Colleague and the Company (including under any equity award agreements) that continue or are to be performed following the ADM Colleague’s termination of employment with the Company, and the ADM Colleague acknowledges that the Company will have available to it all remedies at law and at equity, including those set forth in the Agreement, in the event that the ADM Colleague breaches any of his obligations under the Agreement, any other agreement between the ADM Colleague and the Company or this Release.

Attachment B-3

The ADM Colleague has read and understands the release set forth above, and agrees to be bound by the terms of this Release.

ADM COLLEAGUE	Archer-Daniels-Midland Company

Name: Vikram Luthar	Signature:

Signature:	Name: Jennifer Weber

Employee ID No.:	Title: Chief People Officer

Date:	Date:

[Signature page to Supplemental Release]